Exhibit 99.2

                              CONSULTING AGREEMENT

     This Consulting Agreement (AGREEMENT) is made effective March 20, 2009 (EFFECTIVE DATE) and is entered into by CytoGenix, Inc. with its principal place of business at 3100 Wilcrest Drive, Houston, TX 77042 (COMPANY), and Cindee R. Ewell, PhD, JD, who resides at 6218 Rutherglenn Drive, Houston, TX 77096 (CONSULTANT).

     The COMPANY desires to retain the services of CONSULTANT and CONSULTANT desires to perform services to advise COMPANY on general operations, strategic and business directives for the COMPANY. In consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties agree as follows.

     The COMPANY is engaged in the development of nucleic acid compounds and related nucleic acid therapeutics including in vivo single-stranded expression systems and the manufacture of cell-free DNA. CONSULTANT has a experience with various corporate and patent matters, biotech research experience and has an extended history with the COMPANY. She holds a JD and PhD and is a registered Patent Attorney and enters this Agreement solely as an independent CONSULTANT, without conflict with Sexing Technologies ("ST"), where she concurrently holds a position as Corporate and Patent Counsel. This Agreement is solely between COMPANY and CONSULTANT as described herein below.

1.   SERVICES.
     CONSULTANT agrees to perform such consulting and related services to and for the COMPANY as may be reasonably requested from time to time by the COMPANY. During the consultation period (as defined below), CONSULTANT will timely notify COMPANY of their engagement in any activity that they know to be a conflict of interest with the business of the COMPANY, including any competitive employment, business or other activity, as well as any similar assistance of another person or organization he knows competes or intends to compete with the COMPANY. The CONSULTANT shall not engage in any activity which conflicts with policies or regulations of ST.

     CONSULTANT shall have the use of a COMPANY laptop computer for confidential remote access to the COMPANY'S computer system as needed. Such computer shall be returned to COMPANY at the COMPANY'S discretion on an as needed basis, to be returned no later than termination of this agreement or upon mutual agreement of the Parties that the computer no longer has value. CONSULTANT shall backup any software on the computer upon taking possession and shall secure said software until delivered to the COMPANY.

2.   TERM.
     The term of this Consulting Agreement shall terminate one (1) year from the date of execution ("Consultation Period"), but may be extended upon mutual agreement of the Parties in writing as evidenced by Amendment to this Agreement, and is subject to earlier termination in accordance with the provisions of Section 4.

3.   COMPENSATION.
     3.1 CONSULTING FEES. The COMPANY shall pay CONSULTANT at the rate of $150.00 per hour for the duration of this Agreement which may be terminated at any time by either party in accordance with Section 4 herein. In return, CONSULTANT will provide services consistent with the intent herein as mutually agreed by the Parties regarding the COMPANY'S business objectives and technology. Compensation may be in the form of stock or cash as agreed upon by the parties at the time of invoice.

     3.2 EXPENSES. The COMPANY shall reimburse CONSULTANT for all reasonable and necessary expenses paid by CONSULTANT in connection with or related to the performance of services under this Consulting Agreement. CONSULTANT shall submit to the COMPANY itemized statements in the form satisfactory to the COMPANY. The COMPANY agrees to pay for each such statement within 30 days of receipt thereof.

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     3.3  BACK WAGES. As further  consideration for this Agreement,  the Parties herein agree that upon the COMPANY either undergoing a major financial restructuring whereby the share value exceeds $0.50/share at anytime within approximately six months thereafter, OR upon the raise of funds or revenue by the COMPANY exceeding a total of one million dollars ($1,000,000) received by COMPANY in any six month period of time (whichever is sooner), that $40,000, representing about half the value of all unpaid back wages earned by CONSULTANT as a former employee of COMPANY, be paid within one month of such receipt, unless such amount has already been paid to employee by other means following execution of this Agreement. The Parties further agree to pay CONSULTANT the remaining $40,000 representing the second half of the unpaid back wages, if still outstanding, upon receipt of a second one million dollars ($1,000,000) of revenue or funding. Failure to pay such amounts shall terminate this Agreement and upon notice of such termination shall start to accrue interest at the rate of one percent (1%) per month on any unpaid amounts.

     3.4 BENEFITS. The CONSULTANT shall not be entitled to any benefits, coverage, or privileges, including without limitation, social security, unemployment, medical, or pension payments as may be available to the employees of the COMPANY.

4.   TERMINATION.
     The COMPANY or the CONSULTANT may terminate the Consulting Agreement, effective immediately upon receipt of written notice.

5.   COOPERATION.
     CONSULTANT shall use his/her best efforts in the performance of his/her obligations under this Consulting Agreement. The COMPANY shall provide such access to its information and property as may be reasonably required in order to permit CONSULTANT to perform his/her obligations hereunder. The CONSULTANT shall cooperate with COMPANY personnel; shall not interfere with the conduct of the business of the COMPANY; and shall observe all rules, regulations, confidentiality and security provisions of the COMPANY concerning the safety, confidentiality and security of persons and property, real, personal and intellectual.

6.   DISCLOSURE AND ASSIGNMENT OF INTELLECTUAL PROPERTY.
     CONSULTANT will disclose promptly to the COMPANY any new development of intellectual property arising from CONSULTANT'S employment by COMPANY during the term of this AGREEMENT. Upon the request and at the expense of the COMPANY, CONSULTANT will assist the company in filing for patents and or copyrights to protect said intellectual property. As the inventor or author of intellectual property developed under this Consulting Agreement, CONSULTANT agrees to assign such intellectual property to the COMPANY unless otherwise mutually agreed upon in writing.

7.   INSTITUTIONAL OBLIGATIONS.
     Prior to entering into this Consulting Agreement with the COMPANY, CONSULTANT was and is employed by ST. COMPANY recognizes that in connection with CONSULTANT'S employment, CONSULTANT'S primary responsibility is to ST and that in connection with such employment CONSULTANT has entered into an agreement relating to ownership of patent rights and other matters with ST. CONSULTANT will only perform services for the COMPANY within the limits allowed by ST. It is agreed and acknowledged by both parties that COMPANY does not seek to have CONSULTANT violate any of CONSULTANT'S obligations to ST, but seeks to limit ownership rights of any COMPANY-related intellectual property solely to COMPANY or CONSULTANT. CONSULTANT therefore agrees to limit his consultation services solely to those that would not be in conflict with his obligations to ST as described herein above.

     It is understood that there is currently no conflict between ST and the development of CytoGenix ssDNA expression technology, CytoGenix synDNA production technology, or other CytoGenix technology which is ongoing or planned, and therefore does not directly conflict with or interfere with the interests of ST and therefore should pose no conflict problems between the two companies.


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8.   CONFIDENTIALITY.
     Confidential information has been and is being disclosed by COMPANY to CONSULTANT and by CONSULTANT to COMPANY to enable a mutually advantageous research and business relationship. Confidential information disclosed to COMPANY is for purposes of developing a strategic business and operations plan for further development of DNA based therapeutics and related nucleic acid-based products. COMPANY and CONSULTANT wish to preserve and protect the confidential material and information which may be disclosed between COMPANY and CONSULTANT. Therefore, the parties agree as follows:

     8.1  CONFIDENTIAL  INFORMATION means any secret or proprietary  information
          or  material   relating  to   COMPANY'S  or   CONSULTANT'S   research,
          development or business activities.

          a. COMPANY Confidential Information includes without limitation: business records and plans, financial statements, customer lists and records, trade secrets, technical information and reports, products, inventions, pricing structure, discounts, costs, copyrights, patent applications and other intellectual property, market or business segment to be serviced by COMPANY, purposes for which COMPANY'S service is offered, scientific data, laboratory or clinical procedures, and other proprietary information whether or not owned or developed by COMPANY, which is not generally known other than by COMPANY, and which CONSULTANT may obtain through any direct or indirect contact with COMPANY and which is not available from any other source besides the COMPANY.

          b. As used herein, CONSULTANT'S Confidential Information shall mean any and all information, know-how and data, technical or non-technical relating to the business goals of COMPANY with respect to DNA-based products and therapeutics under this Agreement.

          c. The party providing its Confidential Information is the DISCLOSER. The party receiving Confidential Information is the RECIPIENT.

          d. Confidential Information does NOT include:

          i. Confidential Information that was known to the RECIPIENT prior to the disclosure by DISCLOSER;

          ii. Confidential Information that is or becomes publicly known through no fault or omission attributable to the RECIPIENT; or

          iii. Confidential   Information   that  is  rightfully  given  to  the
               RECIPIENT from sources independent of DISCLOSER.

     8.2. Protection of Confidential Information. CONSULTANT understands and acknowledges that COMPANY Confidential Information has been developed or obtained by COMPANY by the investment of significant time, effort and expense, and that COMPANY Confidential Information is a valuable, special and unique asset of COMPANY which provides COMPANY with a significant competitive advantage. Therefore, CONSULTANT agrees to hold in confidence and to not disclose COMPANY Confidential Information to any person other than those colleagues involved with promoting the goals of this Agreement and only on a 'need to know' basis without the prior written consent of COMPANY.

          COMPANY understands and acknowledges that CONSULTANT'S Confidential Information has been developed or obtained by the investment of significant time, effort and expense, is a compilation of a life-time career in this field of study, and is a valuable, special and unique asset belonging to CONSULTANT. Therefore, COMPANY agrees to hold in confidence and to not disclose CONSULTANT'S Confidential Information to any person or entity outside of COMPANY without the prior written consent of CONSULTANT.

     8.3. No Copying. RECIPIENT will not copy or modify any Confidential Information without the prior written consent of DISCLOSER.


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     8.4. Application   to   Employees.   Neither   party  shall   disclose  any
          Confidential Information to any of its employees, except those employees who are required to have the Confidential Information in order to perform their job duties in connection with the limited
          purposes  of  this   Agreement.   Each  permitted   employee  to  whom
          Confidential Information is disclosed shall be made aware of this Agreement and the obligation to abide by it.

     8.5. Unauthorized Disclosure of Information. If it appears that either party has disclosed (or has threatened to disclose) Confidential Information in violation of this Agreement, the party whose information is or has been disclosed shall be entitled to an injunction to restrain the disclosing party from disclosing, in whole or in part, the Confidential Information. Neither party shall be prohibited by this provision from pursuing other remedies, including a claim for losses and damages.

     8.6. Return of Confidential Information. Upon the written request of DISCLOSER, RECIPIENT shall return to DISCLOSER all materials whether written, magnetically stored or reduced to any other tangible medium containing the Confidential Information. At the written request of DISCLOSER, RECIPIENT shall also deliver to DISCLOSER written statements signed by RECIPIENT certifying that all materials have been returned within thirty (30) days of receipt of the request. RECIPIENT, however, may retain in its confidential files one copy of written Confidential Information for record purposes only.

9.   LIMITED LICENSE TO USE.
     Neither party shall acquire any intellectual property rights to the other party's Confidential Information under this Agreement except as set out above. CONSULTANT acknowledges that as between COMPANY and CONSULTANT, COMPANY Confidential Information and all related copyrights, patents and all other intellectual property rights, are (and at all times will be) the property of COMPANY. COMPANY acknowledges that, as between COMPANY and CONSULTANT, CONSULTANT'S Confidential Information and all related copyrights, patents and all other intellectual property rights, are (and at all times will be) the property of CONSULTANT.


IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the EFFECTIVE DATE set forth above.


CytoGenix, Inc.                                    Consultant


/s/ Lex Cowsert                                    /s/Cindee R. Ewell, Phd, Esq.
---------------                                    -----------------------------
Lex M. Cowsert                                     Cindee R. Ewell, PhD, Esq.
President and CEO

March 20, 2009                                     March 20, 2009
Date                                               Date




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